CONTINGENT CONSIDERATION	6 Months Ended
Jun. 30, 2016
Business Combination, Contingent Consideration Arrangements [Abstract]
CONTINGENT CONSIDERATION
NOTE 4:-	CONTINGENT CONSIDERATION

The fair value of the Contingent Considerations was estimated based on several factors of which the most significant is the Company's revenue projections. The Company used a Monte Carlo Simulation of the triangular model with a discount rate of 16%. Contingent Considerations are revalued to current fair value at each reporting date. Any change in the fair value, as a result of time passage is recognized in the financial expenses, any other changes in significant inputs such as the discount rate, the discount period or other factors used in the calculation, is recognized in operation expenses in the consolidated results of operations in the period the estimated fair value changes. Contingent Considerations will continue to be accounted for and measured at fair value until the contingencies are settled during fiscal year 2017. Accretion of the Contingent Considerations is included in financial expenses, net.

During the first six months of 2016, the Company made a partial earn-out payment to Hayes' former shareholders in the amount of approximately $1,200. The balance of approximately $750 was paid in July 2016.